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                                                                   EXHIBIT 10.23


                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             CYBERGUARD CORPORATION

                                       AND

                               AHN PARTNERS, L.P.







                               SEPTEMBER 11, 1998


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                                TABLE OF CONTENTS

SECTION                                                                                           PAGE



1.  PURCHASE OF ASSETS..............................................................................1

     1.1 Purchased Assets...........................................................................1

     1.2  Assumed Liabilities.......................................................................2

     1.3  Excluded Liabilities......................................................................3

     1.4  Purchase Price............................................................................3

2.  CLOSING.........................................................................................3

     2.1  Closing...................................................................................3

     2.2  Actions of Seller at Closing..............................................................3

     2.3  Actions of Buyer at Closing...............................................................4



3.  REPRESENTATIONS AND WARRANTIES OF SELLER........................................................5

     3.1  Existence and Capacity....................................................................5

     3.2  Powers; Consents; Absence of Conflicts With Other Agreements, Etc.........................5

     3.3  Binding Agreement.........................................................................5

     3.4  Equipment.................................................................................6

     3.5  Intellectual Property.....................................................................6

     3.6  Documentation Warranty....................................................................7

     3.7  Contracts.................................................................................7

     3.8  Mailing Lists.............................................................................7

     3.9  Title to Assets...........................................................................8

     3.10  System "Load"Report......................................................................8

     3.11  Litigation or Proceedings................................................................8

     3.12  Taxes....................................................................................8

     3.13  Full Disclosure..........................................................................8

4.  REPRESENTATIONS AND WARRANTIES OF BUYER.........................................................9

     4.1  Existence and Capacity....................................................................9

     4.2  Powers; Consents; Absence of Conflicts With Other Agreements, Etc.........................9
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                                TABLE OF CONTENTS


SECTION                                                                                           PAGE



     4.3  Binding Agreement.........................................................................9

5.  COVENANTS PRIOR TO CLOSING......................................................................9

     5.1  Information...............................................................................9

     5.2  Preservation of Purchased Assets.........................................................10

     5.3  Offers of Employment.....................................................................10

     5.4  Exploitation of Intellectual Property....................................................10

     5.5  No-Shop Clause...........................................................................11

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER...................................................11

     6.1  Representations/Warranties...............................................................11

     6.2  Actions/Proceedings......................................................................11

     6.3  Insolvency...............................................................................11

     6.4  Consents to Assignments..................................................................11

     6.5  Vesting/Recordation......................................................................11

     6.6  Due Diligence............................................................................12

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER..................................................12

     7.1  Representations/Warranties...............................................................12

     7.2  Actions/Proceedings......................................................................12

     7.3  Insolvency...............................................................................12

     7.4  Consents to Assignments..................................................................12

8.  ADDITIONAL AGREEMENTS..........................................................................12

     8.1  Allocation of Purchase Price.............................................................12

     8.2  Post Closing Access to Information.......................................................13

     8.3  Reproduction of Documents................................................................13

     8.4  Cooperation on Tax Matters...............................................................13

     8.5  Use of Name..............................................................................13

     9.2  Indemnification by Seller................................................................14

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                                TABLE OF CONTENTS

SECTION                                                                                           PAGE




10.  MISCELLANEOUS.................................................................................14

     10.1  Schedules and Other Instruments.........................................................14

     10.2  Additional Assurances...................................................................14

     10.3  Consented Assignment....................................................................15

     10.4  Consents, Approvals and Discretion......................................................15

     10.5  Legal Fees and Costs....................................................................15

     10.6  Choice of Law...........................................................................15

     10.7  Benefit/Assignment......................................................................15

     10.8  No Brokerage............................................................................15

     10.9  Cost of Transaction.....................................................................15

     10.10  Confidentiality........................................................................16

     10.11  Public Announcements...................................................................16

     10.12  Waiver of Breach.......................................................................16

     10.13  Notice.................................................................................16

     10.14  Severability...........................................................................17

     10.15  Gender and Number......................................................................17

     10.16  Divisions and Headings.................................................................17

     10.17  Survival...............................................................................18

     10.18  Waiver of Jury Trial...................................................................18

     10.19  No Third Party Beneficiaries...........................................................18

     10.20  Entire Agreement/Amendment.............................................................18
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

                                                   EXHIBITS

Trademark License Agreement.......................................................................................A
Consulting Agreement..............................................................................................B

                                                   SCHEDULES

DESCRIPTION                                                                                                SCHEDULE

Allocation of Purchase Price....................................................................................8.1
Assumed Liabilities.............................................................................................1.2
Contracts....................................................................................................1.1(e)
Deferred Revenues............................................................................................1.1(d)
Equipment....................................................................................................1.1(a)
Equipment Encumbrances..........................................................................................3.4
Intellectual Property........................................................................................1.1(b)
Intellectual Property Encumbrances...........................................................................3.5(a)
Infringements................................................................................................3.5(c)
Litigation or Proceedings......................................................................................3.11
Mailing Lists...................................................................................................3.8
System "Load" Report...........................................................................................3.10
Taxes..........................................................................................................3.12
Trademarks...................................................................................................1.1(c)
Year 2000 Defect.............................................................................................3.5(h)

                                            GLOSSARY OF DEFINED TERMS

DEFINED TERM                                                                                                SECTION

Agreement..............................................................................................Introduction
Assumed Liabilities.............................................................................................1.2
Business..................................................................................................Recital B
Buyer..................................................................................................Introduction
Closing...........................................................................................................2
Closing Date......................................................................................................2
Closing Documents..............................................................................................3.13
Contracts....................................................................................................1.1(e)
Equipment....................................................................................................1.1(a)
Galaxy....................................................................................................Recital A
Indemnified Party...............................................................................................9.1
Indemnifying Party................................................................................................9
Intellectual Property........................................................................................1.1(b)
Mailing Lists................................................................................................1.1(f)
Purchased Assets................................................................................................1.1
Purchase Price..................................................................................................1.4
Seller.................................................................................................Introduction
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                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of September 11, 1998, by and between CYBERGUARD CORPORATION, a Florida corporation ("Seller"), and AHN PARTNERS, L.P., a Delaware limited partnership, d/b/a America's Health Network ("Buyer").

     RECITALS:

     A. Seller owns an internet search engine and certain other assets related thereto (collectively, "Galaxy").

     B. Galaxy includes, among other things, a healthcare industry-related website known as "HealthWave" (Galaxy and HealthWave are hereinafter collectively referred to as the "Business").

     C. Seller desires to sell to Buyer all of the assets and properties which are directly or indirectly related to, necessary for or used exclusively in connection with, the operation of the Business, on the terms and conditions set forth in this Agreement.

     AGREEMENT:

     NOW, THEREFORE, for and in consideration of the premises and the agreements, covenants, representations, and warranties hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are forever acknowledged and confessed, the parties hereto agree as follows:

    1.  PURCHASE OF ASSETS.

        1.1 PURCHASED ASSETS. Subject to the terms and conditions of this Agreement, as of Closing (as defined in SECTION 2.1 hereof), Seller agrees to sell, convey, transfer and deliver to Buyer, and Buyer agrees to purchase, all of the assets owned or used exclusively in connection with the operation of the Business, which assets shall include, without limitation, the following (the
"Assets"):

              (a) all tangible personal property, including, but not limited to, all computer hardware, equipment and supplies, necessary for or used exclusively in the operation and support of the Business as of the Closing Date (as defined in SECTION 2.1), including, without limitation, those items more specifically described on SCHEDULE 1.1(a) (collectively, the "Equipment");

              (b) all computer software (including object code and source code, in machine readable and listing form), derivative works, operating systems, application programs and program documentation, routines and subroutines, directories, databases, hyperlinks, screen displays, user interfaces and machine interfaces, system documentation (including internal documentation, documentation made available to customers and training materials), all rights to other related technology including, without limitation, all algorithms, tradenames, trademarks, servicemarks, registered or unregistered, including applications and registrations therefor, and other related intellectual property rights, utilized by Seller in connection with the development, operation and support of Galaxy, HealthWave and the Business as of the Closing Date, including, without limitation, those items more specifically described on
SCHEDULE 1.1(B) hereto (collectively, the "Intellectual Property") (the term
"derivative works" shall have the same meaning ascribed it in the United States
Copyright Act, 17 U.S.C. 101);







              (c) the names "Galaxy," "Einet.net" and "HealthWave" and any variants thereof and all copyrights, copyright applications, tradenames, tradename applications, trademarks, trademark applications, service marks, service mark applications and logos (each whether registered or unregistered, national or international), advertising and artwork related thereto, including, without limitation, those items more specifically described on SCHEDULE 1.1(c) hereto (collectively, the "Trademarks"); PROVIDED, however, that Buyer and Seller shall have executed the Trademark License Agreement described in SECTION 2.2(c) ;

              (d) any and all advance payments received by Seller in connection with the Business for services which are to be delivered subsequent to the Closing Date, as more specifically identified on SCHEDULE 1.1(d) hereto (the "Deferred Revenues");

              (e) all contracts, agreements and commitments, whether written or oral, to which Seller is directly or indirectly a party, or by which it or the Assets are otherwise bound, including, without limitation, any lease agreements, service agreements, advertising agreements, commerce agreements, and the like, related to the Business, as specifically listed on SCHEDULE 1.1(e) (collectively, the "Contracts"); and

              (f) all marketing lists, advertising lists and mailing lists (including, without limitation, electronic or "e-mail" lists) used in connection with the Business, as specifically listed on SCHEDULE 1.1(F) hereto (collectively, the "Mailing Lists").

        1.2 ASSUMED LIABILITIES. In connection with the conveyance of the Assets to Buyer, Buyer agrees to assume, as of Closing, the future payment and performance of the following liabilities (the "Assumed Liabilities") of Seller:

              (a) all of Seller's obligations under the Contracts, provided that such obligations relate solely to the period after the Closing Date and are not the result of any breach by Seller prior to the Closing Date; and

              (b) those liabilities or obligations set forth on SCHEDULE 1.2 hereto.

Buyer shall not be liable for (i) any claims arising from Seller's assignment and Buyer's assumption of the Contracts; (ii) uncured defaults in the performance of the Contracts for periods prior to Closing; (iii) unpaid amounts in respect of the Contracts that are due as of Closing; and/or (iv) rights or remedies claimed by third parties under any of the Contracts which broaden or vary the rights and remedies such third parties would have had against Seller if the sale and purchase of the Assets were not to occur.

        1.3 EXCLUDED LIABILITIES. Seller shall be responsible for all the obligations and liabilities of Seller whether now existing or previously or hereafter incurred other than the Assumed Liabilities, including, but not limited to (a) all taxes that result from or have accrued in connection with the operation of the Business prior to the Closing Date; (b) liabilities and obligations arising under the Contracts transferred to Buyer in accordance with this Agreement to the extent such liabilities and obligations arise during or relate to or have occurred in connection with any period prior to Closing; (c) all liabilities and obligations occurring with respect to the operation of the Business prior to Closing and (d) all liabilities and obligations of Seller under this Agreement and any other agreement entered into in connection herewith (collectively, the "Excluded Liabilities").



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        1.4 PURCHASE PRICE. The purchase price (the "Purchase Price") for the
Assets shall be Two Million and No/100 Dollars ($2,000,000). Included in this Purchase Price is a pre-payment for consulting assistance services and other property valued at One Hundred Eighty Thousand Dollars ($180,000.00). To the extent Buyer terminates the Consulting Agreement (as described below) prior to exhausting the full value of services prepaid hereby, the parties agree to negotiate in good faith to determine the application of any such unused consideration. The Purchase Price shall be due and payable at Closing by wire transfer of immediately available funds.

    2.  CLOSING.

        2.1 CLOSING. Subject to the satisfaction or waiver by the appropriate party of all of the conditions precedent to Closing specified in SECTIONS 6 AND 7 hereof, the consummation of the transactions contemplated by and described in this Agreement (the "Closing") shall take place at the offices of Greenebaum Doll & McDonald, PLLC, 1300 SunTrust Center, 424 Church Street, Nashville, Tennessee 37219, at 10:00 a.m. local time, on or before September 15, 1998, or at such other date or at such other location as the parties may mutually designate in writing (the date of consummation is referred to herein as the "Closing Date").

        2.2 ACTIONS OF SELLER AT CLOSING. At the Closing and unless otherwise waived in writing by Buyer, Seller shall deliver to Buyer the following:

              (a) A General Bill of Sale and Assignment, fully executed by Seller, conveying to Buyer good and marketable title to the Assets free and clear of all liabilities, claims, liens, security interests and restrictions other than the Assumed Liabilities;

              (b) A Trademark Assignment, fully executed by Seller, conveying to Buyer Seller's interest in the Trademarks;

              (c) A Trademark License Agreement, in substantially the form of Exhibit A hereto, granting Seller a license for limited use of the name "Einet.net" in accordance with the terms thereof;

              (d) An Assignment of Contracts, fully executed by Seller, conveying to Buyer Seller's interest in the Contracts;

              (e) A Consulting Agreement, fully executed by Seller, in substantially the form of APPENDIX B attached hereto;

              (f) Copies of resolutions duly adopted by the Board of Directors of Seller authorizing and approving its performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and in full force as of Closing, by the appropriate officers of Seller;

              (g) Certificate of the President or a Vice President of Seller certifying that each covenant and agreement of Seller to be performed prior to or as of Closing pursuant to this Agreement has been performed in all material respects;

              (h) Certificate of incumbency for the officers of Seller executing this Agreement or making certifications for Closing, dated as of the Closing Date;




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              (i) Certificates of existence and good standing of Seller from the
State of Florida, dated the most recent practical date prior to Closing;

              (j) Certificates of qualification to do business and good standing, as applicable, of Seller from the State of Texas, dated the most recent practical date prior to Closing; and

              (k) Such other instruments and documents as Buyer reasonably deems necessary to effect the transactions contemplated hereby.

        2.3 ACTIONS OF BUYER AT CLOSING. At the Closing and unless otherwise waived in writing by Seller, Buyer shall deliver to Seller the following:

              (a) An amount equal to the Purchase Price in immediately available funds;

              (b) The Trademark License Agreement described in SECTION 2.2(C), above,;

              (c) An Assumption Agreement, fully executed by Buyer, pursuant to which Buyer shall assume the future payment and performance of the Assumed Liabilities as herein provided;

              (d) Copies of resolutions duly adopted by the Board of Directors of the general partner of Buyer, authorizing and approving its performance of the transactions contemplated hereby and the execution and delivery of this Agreement and the documents described herein, certified as true and in full force as of Closing, by appropriate representatives of Buyer;

              (e) Certificate of the President or a Vice President of the general partner of Buyer certifying that each covenant and agreement of Buyer to be performed prior to or as of Closing pursuant to this Agreement has been performed in all material respects;

              (f) Certificate of incumbency for the officers of the general partner of Buyer executing this Agreement or making certifications for Closing, dated as of the Closing Date; and

              (g) Such other instruments and documents as Seller reasonably deems necessary to effect the transactions contemplated hereby.

    3. REPRESENTATIONS AND WARRANTIES OF SELLER. As of the date hereof, and, when read in light of any Schedules which have been updated in accordance with the provisions of SECTION 10.1 hereof, as of the Closing Date, Seller represents and warrants to Buyer the following:

        3.1 EXISTENCE AND CAPACITY. Seller is a corporation, duly organized and validly existing in good standing under the laws of the State of Florida. Seller is qualified to do business in the State of Texas. Seller has the requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to conduct its business as now being conducted.

        3.2 POWERS; CONSENTS; ABSENCE OF CONFLICTS WITH OTHER AGREEMENTS, ETC. The execution, delivery, and performance of this Agreement by Seller and all other agreements referenced herein, or ancillary hereto, to which Seller is a party and the consummation of the transactions contemplated herein by Seller:

              (a) are within its corporate powers, are not in contravention of law or of the terms of Articles of Incorporation or Bylaws and have been duly authorized by all appropriate corporate action;

              (b) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;

              (c) will neither conflict with, nor result in, any breach or contravention of, or the creation of any lien, charge, or encumbrance under, any indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound;

              (d) will not violate any statute, law, rule, or regulation of any governmental authority to which it or the Assets may be subject; and

              (e) will not violate any judgment, decree, writ or injunction of any court or governmental authority to which it or the Assets may be subject.

        3.3 BINDING AGREEMENT. This Agreement and all agreements to which Seller will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Seller, and are and will be enforceable against Seller in accordance with the respective terms hereof or thereof.

        3.4 EQUIPMENT. Set forth on SCHEDULE 1.1(a) is a true and complete list of all the Equipment constituting a part of the Purchased Assets. Title to the Equipment is held exclusively by Seller, free and clear of all options, liens, security interests, agreements, restrictions and other encumbrances, except as specifically set forth on SCHEDULE 3.4. All the Equipment (including all tangible property) listed on SCHEDULE 3.4 is free from defects and in good operating condition and repair, reasonable wear and tear excepted.

        3.5  INTELLECTUAL PROPERTY.

              (a) Set forth on SCHEDULE 1.1(b) is a true and complete list of all the Intellectual Property constituting a part of the Assets. Title to the Intellectual Property is held exclusively by Seller, free and clear of all options, liens, security interests, agreements, restrictions and other encumbrances, except as specifically set forth on SCHEDULE 3.5(a). Seller currently owns, licenses or otherwise has the legal right to use, all of the software constituting a part of the Intellectual Property (including any upgrades, alterations or enhancements with respect thereto), and all of the software is being used in compliance with any applicable licenses or other agreements.

              (b) Seller has furnished to Buyer a true and complete list of all software used or required to be used by Seller in connection with the Business.

              (c) Seller's use of any of the Intellectual Property does not conflict with or infringe any patents, copyrights, trademarks or other intellectual property rights, including trade secrets, privacy or similar rights, of any person or entity. Except as set forth on SCHEDULE 3.5(c), there are no challenges, proceedings or infringement suits pending or threatened with respect to the Intellectual Property, and Seller is not aware of any conflict with the rights of others that would result from this or Buyer's use of the Intellectual Property. Except as disclosed in SCHEDULE 3.5(c), all trademark infringements prior to the date hereof have been aggressively and successfully defended.

              (d) The software component of the Intellectual Property has been developed exclusively by Seller and such software does not conflict, infringe or violate the rights of any other party.

              (e) Seller has not granted a license to any party with respect to all or any part of the Intellectual Property.

              (f) All software, operating systems, codes, applications, etc. which constitute a part of the Assets shall be capable of operating upon installation and shall be capable of performing in accordance with the specifications and parameters set forth in the accompanying documentation.

              (g) As of the Closing Date, neither Seller nor any other person or entity other than Buyer shall have any claim to, rights under or interest in the Intellectual Property.

              (h) To the best of Seller's knowledge, except as set forth on
SCHEDULE 3.5(h), all software, software applications, operating systems and interfaces are free and clear of any Year 2000 Defect. To the extent there is any Year 2000 Defect as disclosed on SCHEDULE 3.5(H), Seller represents and warrants that it will use commercially reasonable efforts to correct any such Defect(s) in the course of providing the consulting services described in SECTIONS 1.4 AND 2.2(e) hereof. As used herein, the term "Year 2000 Defect" means the inability to perform any of the following functions: (i) to handle consistently date information before, during and after January 1, 2000, including, but not limited to, accepting date input, provided date output and performing calculations on dates or portions of dates; (ii) to function accurately without interruption (or disruption of other software or systems) before, during and after January 1, 2000, without any change in operations associated with the advent of the new century; (iii) to respond to two-digit date input in a way that resolves any ambiguity as to century; and (iv) to store and provide output of date information in ways that are unambiguous as to century.

              (i) Seller has previously disclosed to Buyer that certain "Unix"-based operating systems may contain a defect that relates to the Year 2042. Seller represents that, to the best of its knowledge and with the exception of any such software written using a Unix-based operating system, all software, software applications, operating systems and interfaces are clear of any such defect.

        3.6 DOCUMENTATION WARRANTY. Documentation provided to Buyer by Seller will be sufficient to enable a reasonably skilled programmer familiar with standard website engineering practices to maintain and modify any of the systems, software, codes, etc., and derivative works therefrom, associated with the Galaxy network and any of the Assets.

        3.7 CONTRACTS. SCHEDULE 1.1(E) hereto sets forth a true and complete list of all of the Contracts included as part of the Assets. True and complete copies of each Contract required to be listed on SCHEDULE 1.1(e) (or a true and complete narrative description of any oral Contract) have previously been provided to Buyer. Neither Seller nor, to the best knowledge of Seller, any other party to any of the Contracts, (a) is in default under (nor does there exist any condition that, with notice or lapse of time or both, would cause such a default under) any of the Contracts, or (b) has waived any right it may have under any of the Contracts. All of the Contracts constitute the valid and binding obligations of Seller, enforceable in accordance with their respective terms. Except as set forth on SCHEDULE 1.1(e), all of the Contracts are assignable to Buyer without the consent or approval of any other person in connection with the transactions contemplated by this Agreement.

        3.8 MAILING LISTS. SCHEDULE 1.1(f) hereto sets forth a listing of all the Mailing Lists constituting a portion of the Assets. To Seller's knowledge, the Mailing Lists are and will be accurate, complete and up-to-date as of the Closing.

        3.9 TITLE TO ASSETS. Seller has good and marketable title to all the Assets and, upon consummation of the transactions contemplated hereby, good and marketable title thereto shall be transferred to Buyer free and clear of all liens, security interests and encumbrances. No consent or approval of any third party is necessary to, and there exists no restriction on, the transfer of any of the Assets to Buyer. No governmental permits or filings (which have not previously been made) are required on the part of Seller prior to the Closing to effect the transactions contemplated hereby.

        3.10 SYSTEM "LOAD" REPORT. Set forth on SCHEDULE 3.10 is an accurate report for the months of October, 1997 and June, July and August, 1998, with respect to daily frequency and website visits, number of daily "hits" or "page views," volume of information requests that have not been indexed, available hyperlinks and ___________________. Seller warrants that, as of the Closing Date, the average daily number of "hits" or "page views" for the thirty (30) days prior to Closing will be no less than __________ and __________, respectively, and the number of unindexed information requests as of Closing will be no greater than __________.

        3.11 LITIGATION OR PROCEEDINGS. There is no suit, claim, action or proceeding pending or, to the knowledge of Seller, threatened before any court, administrative or regulatory body, arbitration panel or governmental agency, to which Seller is a party and which, if adversely determined, would have a material adverse effect upon the Assets or prevent the consummation of the transactions contemplated by this Agreement.

        3.12 TAXES. All federal, state, local and foreign tax returns and tax reports required to be filed by Seller on or before the date hereof have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all amounts shown as owing thereon have been paid, provided that if such taxes have not been paid, such taxes are described on SCHEDULE 3.12 and are being validly contested by Seller. All taxes (including, without limitation, income, accumulated earnings, property, sales, use, franchise, value added, fuel, employees' income withholding and social security taxes) which have become due or payable or are required to be collected by Seller or are otherwise attributable to any periods ending on or before the Closing Date and all interest and penalties thereon, whether disputed or not, have been paid or will be paid in full.

        3.13 FULL DISCLOSURE. This Agreement and Schedules hereto and all Closing Documents (as defined below) furnished and to be furnished to Buyer and its representatives by Seller pursuant hereto do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading. To the best knowledge of Seller, all other information furnished or to be furnished to Buyer and its representatives pursuant to or in connection with this Agreement does not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading. The term "Closing Documents" means those documents executed and delivered at the Closing pursuant to SECTION 2 above.

    4. REPRESENTATIONS AND WARRANTIES OF BUYER. As of the date hereof and, when read in light of any Schedules which have been updated in accordance with the provisions of SECTION 10.1 hereof, as of the Closing Date, Buyer represents and warrants to Seller the following:

        4.1 EXISTENCE AND CAPACITY. Buyer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the requisite power and authority to enter into this Agreement, to perform its obligations hereunder, and to conduct its business as now being conducted.

        4.2 POWERS; CONSENTS; ABSENCE OF CONFLICTS WITH OTHER AGREEMENTS, ETC. The execution, delivery and performance of this Agreement by Buyer and all other agreements referenced herein, or ancillary hereto, to which it is party, and the consummation of the transactions contemplated herein by Buyer:

              (a) are within its partnership authority, are not in contravention of law or of the terms of its organizational documents, and have been duly authorized by all appropriate corporate action;

              (b) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority;

              (c) will neither conflict with, nor result in, any breach or contravention of, or the creation of any lien, charge or encumbrance under, any indenture, agreement, lease, instrument or understanding to which it is a party or by which it is bound;

              (d) will not violate any statute, law, rule, or regulation of any governmental authority to which it may be subject; and

              (e) will not violate any judgment, decree, writ, or injunction of any court or governmental authority to which it may be subject.

        4.3 BINDING AGREEMENT. This Agreement and all agreements to which Buyer will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Buyer, and are and will be enforceable against Buyer in accordance with the respective terms hereof and thereof.

    5. COVENANTS PRIOR TO CLOSING. Between the date of this Agreement and the
Closing:

        5.1 INFORMATION. Seller shall afford to the officers and authorized representatives and agents (which shall include accountants, attorneys, bankers and other consultants) of Buyer full and complete access to and the right to inspect the plants, properties, books and records of the Business, and will furnish Buyer with such additional financial and operating data and other information as to the business and properties of Seller pertaining to the Business as Buyer may from time to time reasonably request without regard to where such information may be located. Buyer's right of access and inspection shall be exercised in such a manner as not to interfere unreasonably with the operation of the Business. Buyer agrees that no inspections shall take place and no employees or other personnel of the Business shall be contacted by Buyer without Buyer first coordinating such inspection or contact with Seller.

        5.2 PRESERVATION OF PURCHASED ASSETS. Seller agrees that from and after the date of this Agreement and until the Closing Date:

              (a)  Seller shall:

                  (i) continue to operate the Business in the ordinary course of its business and consistent with its past practices;

                  (ii) use its best efforts to keep available the services of its employees employed in connection with the Business and to preserve the goodwill of any customers, suppliers or others having business relationships with the Business; and

                  (iii) on a basis consistent with Seller's past practices, maintain all of the tangible property constituting a portion of the Assets in good condition and repair, ordinary wear and tear excepted.

              (b) Without the prior written approval of Buyer, Seller shall not:

                  (i) sell, transfer, assign or permit the creation of any lien, charge or encumbrance upon any of the Assets; or

                  (ii) except as specifically provided for herein, modify, amend or cancel any Contract or other agreement which is included with the Assets or agree to incur any liability, except as provided herein or in the ordinary course of business.

        5.3 OFFERS OF EMPLOYMENT. Buyer shall have the right (but no obligation whatsoever) to discuss and enter into negotiations with and finalize agreements to hire Mr. Wayne Allen and Ms. Stephanie Walker, two individuals who from time to time provide certain services in connection with the Business to Seller, on an independent contractor basis. As of the Closing Date, Seller agrees to release such independent contractors, from any restrictive covenants reasonably requested by Buyer.

        5.4 EXPLOITATION OF INTELLECTUAL PROPERTY. From and after the date of this Agreement, Seller shall not incorporate any of the Intellectual Property into any software or software application. Seller acknowledges and agrees that any breach of the provisions of this SECTION 5.4 would cause substantial and irreparable injury to Buyer which would not be fully compensable by money damages. Accordingly, Buyer may enforce the provisions of this SECTION 5.4 or any breach hereof by obtaining specific, injunctive or other equitable relief from a court of competent jurisdiction, without the necessity of posting bond or proving lack of adequate remedy at law. Such relief shall be cumulative and not exclusive of any other remedy available to the injured party at law, equity or under this Agreement.

        5.5 NO-SHOP CLAUSE. From and after the date of the execution and delivery of this Agreement by Seller until the termination of this Agreement, Seller will not, without the prior written consent of Buyer or except as otherwise permitted by this Agreement: (i) offer for sale or lease all or any portion of the Assets, (ii) solicit offers to buy all or any portion of the Assets, or (iii) enter into any agreement with any party (other than Buyer) with respect to the sale, assignment, or other disposition of any of the Assets. Seller will promptly communicate to Buyer the substance of any inquiry or proposal concerning any such transaction.

    6. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. Notwithstanding anything herein to the contrary, the obligations of Buyer to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Buyer at Closing:

        6.1 REPRESENTATIONS/WARRANTIES. The representations and warranties of Seller contained in this Agreement shall be true when made and, when read in light of any Schedules which have been updated in accordance with the provisions of SECTION 10.1 hereof, as of the Closing Date, as though such representations and warranties had been made on and as of such Closing Date. Each and all of the terms, covenants and conditions of this Agreement to be complied with or performed by Seller on or before the Closing Date pursuant to the terms hereof shall have been duly complied with and performed.

        6.2 ACTIONS/PROCEEDINGS. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions herein contemplated, and no governmental agency or body shall have taken any other action or made any request of any party hereto as a result of which Buyer reasonably and in good faith deems it inadvisable to proceed with the transactions hereunder.

        6.3 INSOLVENCY. Seller shall not (i) be in receivership or dissolution,
(ii) have made any assignment for the benefit of creditors, (iii) admitted in writing its inability to pay its debts as they mature, (iv) have been adjudicated a bankrupt, or (v) have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state, nor shall any such petition have been filed against Seller.

        6.4 CONSENTS TO ASSIGNMENTS. All consents, waivers and estoppels of third parties which are reasonably necessary, in the opinion of Buyer, to complete effectively the transactions herein contemplated shall have been obtained and shall be in form and substance reasonably satisfactory to Buyer.

        6.5 VESTING/RECORDATION. Seller shall have furnished to Buyer, in form and substance reasonably satisfactory to Buyer, assignments or other instruments of transfer and consents and waivers by others, necessary or appropriate to transfer to and effectively vest in Buyer all right, title and interest in and to the Assets, in proper statutory form for recording if such recording is necessary or appropriate.

        6.6 DUE DILIGENCE. Buyer shall have completed its own due diligence investigation of the operation of the Business, the results of which shall have been deemed satisfactory in the sole discretion of Buyer, its agents, employees and representatives.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER. Notwithstanding anything herein to the contrary, the obligations of Seller to consummate the transactions described herein are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent unless (but only to the extent) waived in writing by Seller at Closing:

        7.1 REPRESENTATIONS/WARRANTIES. The representations and warranties of Buyer contained in this Agreement shall be true when made and, when read in light of any Schedules which have been updated in accordance with the provisions of SECTION 10.1 hereof, as of the Closing Date, as though such representations and warranties had been made on and as of such Closing Date. Each and all of the terms, covenants and conditions of this Agreement to be complied with or performed by Buyer on or before the Closing Date pursuant to the terms hereof shall have been duly complied with and performed.

        7.2 ACTIONS/PROCEEDINGS. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions herein contemplated, and no governmental agency or body shall have taken any other action or made any request of any party hereto as a result of which Seller reasonably and in good faith deems it inadvisable to proceed with the transactions hereunder.

        7.3 INSOLVENCY. Buyer shall not (i) be in receivership or dissolution,
(ii) have made any assignment for the benefit of creditors, (iii) have admitted in writing its inability to pay its debts as they mature, (iv) have been adjudicated a bankrupt, or (v) have filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any state, nor shall any such petition have been filed against Buyer.

        7.4 CONSENTS TO ASSIGNMENTS. All consents, waivers and estoppels of third parties which are reasonably necessary, in the opinion of Seller, to complete effectively the transactions herein contemplated shall have been obtained and shall be in form and substance reasonably satisfactory to Seller.

    8.  ADDITIONAL AGREEMENTS.

        8.1 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the various classes of Assets in accordance with and as provided by
Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"), as set forth on SCHEDULE 8.1 hereto, which Schedule shall be agreed to and delivered by the parties hereto at the Closing. The parties agree that any tax returns or other tax information they may file or cause to be filed with any governmental agency shall be prepared and filed consistently with such agreed upon allocation. In this regard, the parties agree that, to the extent required, they will each properly prepare and timely file Form 8594 in accordance with
Section 1060 of the Code.

        8.2 POST CLOSING ACCESS TO INFORMATION. Seller and Buyer acknowledge that subsequent to Closing each party may need access to information or documents in the control or possession of the other party for purposes of concluding the transactions herein contemplated, audits, compliance with governmental requirements and regulations, and the prosecution or defense of third party claims. Accordingly, Seller and Buyer agree that for a period of six
(6) years after Closing each will make reasonably available to the other's agents, independent auditors, counsel and/or governmental agencies upon written request and at the expense of the requesting party such documents and information as may be available relating to the Assets for periods prior and subsequent to Closing to the extent necessary to facilitate concluding the transactions herein contemplated, audits, compliance with governmental requirements and regulations and the prosecution or defense of claims.

        8.3 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) the documents delivered at the Closing, and
(c) financial statements, certificates and other information previously or hereafter furnished to Seller or to Buyer, may, subject to the provisions of
SECTION 10.10 hereof, be reproduced by Seller and by Buyer by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and Seller and Buyer may destroy any original documents so reproduced. Seller and Buyer agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial, arbitral or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Seller or Buyer in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

        8.4 COOPERATION ON TAX MATTERS. Following the Closing, the parties shall cooperate fully with each other and shall make available to the other, as reasonably requested and at the expense of the requesting party, and to any taxing authority, all information, records or documents relating to tax liabilities or potential tax liabilities of Seller for all periods on or prior to the Closing, and any information which may be relevant to determining the amount payable under this Agreement. The parties shall preserve all such information, records and documents (to the extent a part of the Assets delivered to Buyer at Closing) at least until the expiration of any applicable statute of limitations or extensions thereof.

        8.5 USE OF NAME. Except as otherwise provided by SECTION 2.2(C) hereof, from and after the Closing Date, Seller shall in no manner or capacity whatsoever use the names "HealthWave", "Einet.net" or "Galaxy" or any variant thereof.

    9.  INDEMNIFICATION.

        9.1 INDEMNIFICATION BY BUYER. Buyer shall defend and indemnify and hold Seller and its officers, employees, agents or independent contractors wholly harmless from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs and costs of appeal) and expenses (including, without limitation, reasonable attorneys' fees) that Seller and its officers, employees, agents or independent contractors incur as a result of, or with respect to (i) any misrepresentation or breach of warranty by Buyer under this Agreement, (ii) any breach by Buyer of, or any failure by Buyer to perform, any covenant or agreement of, or required to be performed by, Buyer under this Agreement, and (iii) any of the Assumed Liabilities.

        9.2 INDEMNIFICATION BY SELLER. Seller shall defend and indemnify and hold Buyer and its officers, employees, agents, or independent contractors, wholly harmless from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs and costs of appeal) and expenses (including, without limitation, reasonable attorneys' fees) that Buyer and its respective officers, employees, agents, or independent contractors incur as a result of, or with respect to (i) any misrepresentation or breach of warranty by Seller under this Agreement, (ii) any breach by Seller of, or any failure by Seller to perform, any covenant or agreement of, or required to be performed by, Seller under this Agreement, and (iii) any of the Excluded Liabilities.

   10.  MISCELLANEOUS.

       10.1 SCHEDULES AND OTHER INSTRUMENTS. Each Schedule to this Agreement shall be considered a part hereof as if set forth herein in full. Any other provision herein to the contrary notwithstanding, all Schedules or other instruments provided for herein and not delivered at the time of execution of this Agreement or which are incomplete at the time of execution of this Agreement shall be delivered or completed within ten (10) days after the date hereof or prior to Closing, whichever is sooner. It shall be deemed a condition precedent to the obligations of the parties hereto that each of the Schedules and related documents, instruments, books and records shall meet with the approval of such parties. If a party, in its sole discretion, determines that it should not consummate the transactions contemplated by this Agreement because of any information contained in a Schedule or other instrument that is delivered to such party after the execution of this Agreement, then such party may terminate this Agreement on or before Closing by giving written notice thereof to the other party.

       10.2 ADDITIONAL ASSURANCES. The provisions of this Agreement shall be self-operative and shall not require further agreement by the parties except as may be herein specifically provided to the contrary; provided, however, at the request of a party, the other party shall execute such additional instruments and take such additional actions as the requesting party may deem necessary to effectuate this Agreement. In addition, and from time to time after Closing, Seller shall execute and deliver such other instruments of conveyance and transfer, and take such other actions as Buyer reasonably may request, more effectively to convey and transfer full right, title and interest to, vest in, and place Buyer in legal and actual possession of, any and all of the Assets.

       10.3 CONSENTED ASSIGNMENT. Anything contained herein to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any claim, right, contract, license, lease, commitment, sales order, or purchase order if an attempted assignment thereof without the consent of the other party thereto would constitute a breach thereof or in any material way affect the rights of Seller thereunder, unless such consent is obtained. Each of Seller and Buyer shall use its best efforts to obtain any third party consents to the transactions contemplated by this Agreement. If such consent is not obtained, or if an attempted assignment would be ineffective or would materially affect the rights thereunder of Seller so that Buyer would not in fact receive all such rights, Seller and Buyer shall cooperate in good faith in any reasonable arrangement designed to provide for Buyer the benefits under any such claim, right, contract, license, lease, commitment, sales order, or purchase order, including, without limitation, enforcement of any and all rights of Seller against the other party or parties thereto arising out of the breach or cancellation by such other party or otherwise.

       10.4 CONSENTS, APPROVALS AND DISCRETION. Except as herein expressly provided to the contrary, whenever this Agreement requires any consent or approval to be given by a party, or whenever a party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed and such discretion shall be reasonably exercised.

       10.5 LEGAL FEES AND COSTS. In the event a party elects to incur legal expenses to enforce or interpret any provision of this Agreement by judicial proceedings, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorneys' fees, costs and necessary disbursements at all court levels, in addition to any other relief to which such party shall be entitled.

       10.6 CHOICE OF LAW. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to such state's conflicts of laws principles.

       10.7 BENEFIT/ASSIGNMENT. Subject to provisions herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns. No party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that any party may, without the prior written consent of the other parties, assign its rights and delegate its duties hereunder to one or more affiliates.

       10.8 NO BROKERAGE. The parties hereto represent to each other that no broker has in any way been contacted in connection with the transactions contemplated hereby. Each party agrees to indemnify the other party from and against all loss, cost, damage, or expense arising out of claims for fees or commissions of brokers employed or alleged to have been employed by such indemnifying party.

       10.9 COST OF TRANSACTION. Whether or not the transactions contemplated hereby shall be consummated, the parties agree as follows: (i) Seller shall pay the fees, expenses and disbursements of Seller and its agents, representatives, accountants and legal counsel incurred in connection with the subject matter hereof and any amendments hereto; and (ii) Buyer shall pay the fees, expenses and disbursements of Buyer and its agents, representatives, accountants and legal counsel incurred in connection with the subject matter hereof and any amendments hereto.

       10.10 CONFIDENTIALITY. It is understood by the parties hereto that the information, documents and instruments delivered to Buyer by Seller and its agents and the information, documents and instruments delivered to Seller by Buyer and its agents are of a confidential and proprietary nature. Each of the parties hereto agrees that both prior and subsequent to the Closing it will maintain the confidentiality of all such confidential information, documents, or instruments delivered to it by each of the other parties hereto or their agents in connection with the negotiation of this Agreement or in compliance with the terms, conditions and covenants hereof and will only disclose such information, documents and instruments to its duly authorized officers, members, directors, representatives and agents (including consultants, attorneys and accountants of each party) and applicable governmental authorities in connection with any required notification or application for approval or exemption therefrom. Each of the parties hereto further agrees that if the transactions contemplated hereby are not consummated, it will return all such documents and instruments and all copies thereof in its possession to the other parties to this Agreement. Each of the parties hereto recognizes that any breach of this SECTION 10.10 would result in irreparable harm to the other party to this Agreement and its affiliates and that therefore either Seller or Buyer shall be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash, or otherwise, in addition to all of its other legal and equitable remedies. Nothing in this SECTION 10.10, however, shall prohibit the use of such confidential information, documents, or information for such governmental filings as in the opinion of Seller's counsel or Buyer's counsel are required by law or governmental regulations or are otherwise required to be disclosed pursuant to applicable state law.

       10.11 PUBLIC ANNOUNCEMENTS. Seller and Buyer mutually agree that no party hereto shall release, publish, or otherwise make available to the public in any manner whatsoever any information or announcement regarding the transactions herein contemplated without the prior written consent of Seller and Buyer, except for information and filings reasonably necessary to be directed to governmental agencies fully and lawfully to effect the transactions herein contemplated or required in connection with securities and other laws. Nothing herein shall prohibit either party from responding to questions presented by the press or media without first obtaining prior consent of the other party hereto.

       10.12 WAIVER OF BREACH. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or any other provision hereof.

       10.13 NOTICE. Any notice, demand, or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered, when received by receipted overnight delivery, or five (5) days after being deposited in the United States Mail, with postage prepaid thereon, certified or registered mail, return receipt requested, addressed as follows:

              Seller:               CyberGuard Corporation
                                    2000 West Commercial Boulevard
                                    Suite 200
                                    Ft. Lauderdale, Florida 33309
                                    Attention: President

With a simultaneous
            copy to:                CyberGuard Corporation
                                    2000 West Commercial Boulevard
                                    Suite 200
                                    Ft. Lauderdale, Florida 33309

Attention: General Counsel
              Buyer:                AHN Partners, L.P.
                                    28 White Bridge Road, Suite 208
                                    Nashville, Tennessee 37205
                                    Attention: General Partner

With a simultaneous
              copy to:       America's Health Network
                             Executive Offices
                             2500 Universal Studios Plaza
                             Orlando, Florida  32819
                             Attention: Director of Business and Legal Affairs

or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

       10.14 SEVERABILITY. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability shall in no event affect, prejudice, or disturb the validity of the remainder of this Agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

       10.15 GENDER AND NUMBER. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter and the number of all words herein shall include the singular and plural.

       10.16 DIVISIONS AND HEADINGS. The divisions of this Agreement into sections and subsections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

       10.17 SURVIVAL. All of the representations, warranties, covenants and agreements made by the parties in this Agreement or pursuant hereto in any certificate, instrument, or document shall survive the consummation of the transactions described herein, and may be fully and completely relied upon by Seller and Buyer, as the case may be, notwithstanding any investigation heretofore or hereafter made by any of them or on behalf of any of them, and shall not be deemed merged into any instruments or agreements delivered at Closing or thereafter. Notwithstanding anything in this SECTION 10.17 which may be to the contrary, any claim, demand, or cause of action with respect to a breach of any warranty or representation made in this Agreement (other than representations or warranties contained in SECTIONS 3.1, 3.2, 3.3, 3.9, 3.12, 4.1, 4.2 AND 4.3, which shall survive indefinitely) must be made or brought, if at all, within three (3) years after the Closing Date.

       10.18 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

       10.19 NO THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of Buyer and Seller and their respective permitted successors or assigns, and it is not the intention of the parties to confer, and this Agreement shall not confer, third-party beneficiary rights upon any other person.

       10.20 ENTIRE AGREEMENT/AMENDMENT. This Agreement supersedes all previous contracts, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the within subject matter, and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or verbal, not expressly incorporated herein are superseded, and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto. This Agreement may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

                                                        [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date first above written.

                            CYBERGUARD CORPORATION

                            By:
                               ----------------------------------------------
                                     ________________________, President
                                           ("Seller")

                            AHN PARTNERS, L.P.


                            By: America's Health Network, Inc., its
                            Managing General Partner

                            By:
                               ----------------------------------------------
                            Title:
                                  -------------------------------------------
                                                   ("Buyer")